SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 13, 1996 (April 29, 1996)
                                                   -----------------------------


                          Boddie-Noell Properties, Inc.
             (Exact name of registrant as specified in its charter)




Delaware                              1-9496                    56-1574675
(State or other jurisdiction       (Commission                (IRS Employer
of incorporation)                  File Number)             Identification No.)




        3710 One First Union Center, Charlotte, North Carolina 28202-6032
               (Address of principal executive offices) (Zip Code)




Registrant's telephone number, including area code:  704/333-1367






                                               Total number of pages:    9

Item 2.  Acquisition or Disposition of Assets.

On April 29, 1996, Boddie-Noell Properties, Inc. (the "Company") acquired Paces Village Apartments from The Northwestern Mutual Life Insurance Company for a contract purchase price of $10,625,000. Transaction costs related to the acquisition, including costs associated with financing the purchase, are estimated at $170,000.

Paces Village Apartments is located near the intersection of North Elm Street and Cone Boulevard in Greensboro, North Carolina. Paces Village was constructed in 1988 on 15.45 acres. The property consists of 10 two and three story masonry and wood frame buildings containing a total of 198 apartments, a clubhouse, pool, tennis court, whirlpool spa, exercise facility, car wash and picnic areas. The community offers four different one and two bedroom floor plans with an average apartment size of 848 heated square feet.

For the year ended December 31, 1995, Paces Village average economic occupancy was 94 percent and average monthly revenue per occupied apartment was $660. For the period January 1 through March 31, 1996, average economic occupancy was 93 percent and average monthly revenue per occupied apartment was $674. At April 29, 1996, the property was 95 percent occupied.

The Company financed the purchase through first and second deed of trust loans totaling $10 million from SouthTrust Bank of Alabama (the "Bank"), along with a draw of $650,000 from the Company's existing credit facility with the Bank. The first deed of trust loan in the amount of $8.6 million bears interest at a variable rate equal to the 30-day LIBOR rate plus 1.75 percent, payable in monthly installments of $6,511 principal plus interest, with all unpaid principal due in seven years. The second deed of trust loan in the amount of $1.4 million bears interest at a variable rate equal to the 30-day LIBOR rate plus 2.25 percent, interest payable in monthly installments, with the principal amount due in three years. The loans are secured by a deed of trust on the property acquired. In addition, the second deed of trust loan is secured by second deeds of trust on Paces Commons Apartments and Oakbrook Apartments. In conjunction with execution of the second deeds of trust, the Paces Commons and Oakbrook loans were also modified to extend their terms from 25 to 30 years and to increase interest rate lock periods by two years for each loan.

Management expects that the acquisition of Paces Village will increase the Company's funds from operations ("FFO"). Based on pro forma results of 1995 operations included in Item 7(b) of this report (which are based on available information and upon certain assumptions as set forth in the notes thereto), Paces Village operations would have generated FFO of approximately $130,000 (a 3 percent increase over the Company's 1995 FFO). FFO is generally defined as net income (loss) plus certain non-cash items, primarily depreciation. The Company considers FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flows as a measure of the Company's operating performance and liquidity. FFO does not represent cash generated from operating activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund cash needs.

The Company is a self-managed, self-advised real estate investment trust. With the acquisition of Paces Village, the Company now owns 47 net-lease restaurant properties and five apartment properties containing 1,328 apartments. Through its management subsidiary, the Company manages an additional nine apartment properties containing 1,713 apartments and two shopping centers. All of the Company's operations are in the states of North Carolina and Virginia.


Item 7.  Financial Statements and Exhibits.

(a)    Financial statements of business acquired.

       Pages 5 - 7   Paces Village Apartments statement of revenues and certain expenses (as defined) for the year ended December 31, 1995, and report of independent public accountants.

       The Company is not aware of any material factors that would cause the reported financial information not to be indicative of future operating results.

(b)    Pro Forma Financial Information.

       Page 8 Boddie-Noell Properties, Inc. unaudited pro forma consolidating balance sheet as of December 31, 1995.

       Page 9 Boddie-Noell Properties, Inc. unaudited pro forma consolidating statement of operations for the year ended December 31, 1995.

       The pro forma financial information has been prepared giving effect to the acquisition of Paces Village Apartments. The pro forma consolidating balance sheet as of December 31, 1995, has been prepared as if the acquisition of Paces Village Apartments had been consummated on that date. The pro forma consolidating statement of operations for the year ended December 31, 1995, has been prepared as if the acquisition of Paces Village Apartments had been consummated on January 1, 1995.

       The unaudited pro forma consolidating balance sheet is not necessarily indicative of what the actual financial position of the Company would have been at December 31, 1995. The unaudited pro forma consolidating statement of operations does not purport to be indicative of the results that actually would have occurred if the acquisition had occurred at the beginning of 1995 or to project the Company's results of operations for any future date or period. The pro forma statement of operations is based on available information and upon certain assumptions, as set forth in the notes to the pro forma statements of operations, that management of the Company believes are reasonable in the circumstances. In management's opinion, all adjustments necessary to reflect the terms of the acquisition have been made.

       The pro forma financial statements should be read in conjunction with the Company's 1995 Annual Report on Form 10-K.

(c)    Exhibits.

       None

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BODDIE-NOELL PROPERTIES, INC.
                                       (Registrant)



Date:  May 13, 1996                    by:       /s/ Pamela B. Novak
                                                ----------------------
                                                Pamela B. Novak
                                                Vice President - Controller

Report of Independent Public Accountants



To Boddie-Noell Properties, Inc.:

We have audited the accompanying statement of revenue and certain expenses (defined as rental revenue less direct operating expenses, exclusive of depreciation, management fees and mortgage interest expense) of Paces Village Apartments (the Property) for the year ended December 31, 1995. The statement of revenue and certain expenses (as defined) is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses (as defined) is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses (as defined) was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. As described in Note 2, certain costs or expenses which may not be comparable to those expected to be incurred in the proposed future operation of the Property are excluded and the accompanying statement is not intended to be a complete presentation of the revenue and expenses of the Property.

In our opinion, the statement of revenue and certain expenses (as defined) referred to above presents fairly, in all material respects, the revenue and certain expenses of Paces Village Apartments for the year ended December 31, 1995, in conformity with generally accepted accounting principles.






                                       /s/ Arthur Andersen LLP





Charlotte, North Carolina,
    March 20, 1996.

                            Paces Village Apartments

             Statement of Revenue and Certain Expenses (as defined)
                      For the Year Ended December 31, 1995








Rental revenue                                                       $1,466,867
Certain expenses (as defined):
    Rental operations                                                   335,488
    Property tax                                                        125,303
    Property insurance                                                   11,290
                                                                        472,081
Revenue in excess of certain expenses (as defined)                =============
                                                                     $  994,786








                          The accompanying notes are an
                        integral part of this statement.

                            Paces Village Apartments

               Notes to Statement of Revenue and Certain Expenses
                                December 31, 1995
                                  (as defined)




1.  Description of Rental Property:

Paces Village Apartments (the Property) is located in Greensboro, North Carolina, and consists of 198 one, two and three bedroom units. Construction of the Property was completed in 1988. The Property was acquired by Boddie-Noell Properties, Inc. (the Company) on April 29, 1996.


2.  Basis of Presentation and Summary of Significant Accounting Policies:


Basis of Presentation

The accompanying statement of revenue and certain expenses (as defined) are presented on the accrual basis of accounting and comply with the reporting requirements of the Securities and Exchange Commission for real estate operations to be acquired. The Company is not aware of any material factors relating to the Property, other than those factors discussed herein, that would cause the statement of revenue and certain expenses (as defined) not to be indicative of future operating results.

Rental Revenue

The apartments are leased for terms of one year or less. Fixed rental amounts are recorded as they accrue under the terms of each lease.

Certain Expenses (as defined)

Certain expenses (as defined) include direct operating expenses of the Property, excluding expenses (primarily depreciation, management fees and mortgage interest expense) which may not be comparable to the expenses expected to be incurred in the proposed future operations of the Property. Therefore, the accompanying statement is not representative of the actual operations of the Property for the period presented.

                          BODDIE-NOELL PROPERTIES, INC.
                      PRO FORMA CONSOLIDATING BALANCE SHEET
                                DECEMBER 31, 1995
                                   (Unaudited)



                                                                            Acquisition of      Pro forma
                                                            Historical      Paces Village      Consolidated
                                                         ----------------  ----------------  ----------------
                                                                                (A)
 Assets
 Real estate investments at cost:
    Restaurant properties                                  $  43,205,075     $           -     $  43,205,075
    Apartment properties                                      55,315,686        10,660,000        65,975,686
                                                         ----------------  ----------------  ----------------
                                                              98,520,761        10,660,000       109,180,761
    Less accumulated depreciation                             (9,020,948)                -        (9,020,948)
                                                         ----------------  ----------------  ----------------
                                                              89,499,813        10,660,000       100,159,813
 Cash and cash equivalents                                       700,863           (55,589)          645,274
 Other assets                                                  3,425,387            42,060         3,467,447
 Deferred financing costs, net of amortization                   725,713           134,863           860,576
                                                         ================  ================  ================
          Total assets                                     $  94,351,776     $  10,781,334     $ 105,133,110
                                                         ================  ================  ================

 Liabilities and Shareholders' Equity
 Mortgage and other notes payable                             67,161,785        10,650,000        77,811,785
 Other liabilities                                               990,053           131,334         1,121,387
                                                         ----------------  ----------------  ----------------
       Total liabilities                                      68,151,838        10,781,334        78,933,172
                                                         ----------------  ----------------  ----------------

 Shareholders' equity:
    Common stock, $.01 par value, 10,000,000
       shares authorized, 3,106,740 shares
       issued and outstanding                                     30,167                 -            30,167
    Additional paid-in capital                                33,785,335                 -        33,785,335
    Dividends distributed in excess of net income             (7,615,564)                -        (7,615,564)
                                                         ----------------  ----------------  ----------------
       Total shareholders' equity                             26,199,938                 -        26,199,938
                                                         ================  ================  ================
          Total liabilities and shareholders' equity       $  94,351,776     $  10,781,334     $ 105,133,110
                                                         ================  ================  ================

Notes:

(A) Reflects the acquisition of Paces Village Apartments together with related borrowings, as if consummated on December 31, 1995.

                          BODDIE-NOELL PROPERTIES, INC.
                 PRO FORMA CONSOLIDATING STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995
                                   (Unaudited)


                                                                        The Acquisition        Pro Forma
                                                        Historical       Paces Village        Consolidated
                                                      ---------------   ---------------      ---------------
 Revenues
 Restaurant rental income                               $  4,649,250      $          -         $  4,649,250
 Apartment rental income                                   8,476,268         1,466,867  (a)       9,943,135
 Management fees                                             514,872                 -              514,872
 Other income                                                 85,248                 -               85,248
                                                      ---------------   ---------------      ---------------
                                                          13,725,638         1,466,867           15,192,505
                                                      ---------------   ---------------      ---------------

 Expenses
 Depreciation                                              2,204,199           273,000  (b)       2,477,199
 Amortization                                                405,182            16,000  (c)         421,182
 Apartment operations                                      2,480,920           472,081  (a)       2,953,001
 Administrative                                            1,285,509            10,000  (d)       1,295,509
 Interest                                                  5,362,437           835,000  (e)       6,197,437
 Write-off of deferred loan costs at refinancing              37,723                 -               37,723
 Write-off of deferred acquisition costs                     321,400                 -              321,400
                                                      ---------------   ---------------      ---------------
                                                          12,097,370         1,606,081           13,703,451
                                                      ===============   ===============      ===============
 Net income                                             $  1,628,268      $   (139,214)        $  1,489,054
                                                      ===============   ===============      ===============

 Net income per share                                   $       0.54                           $       0.50
                                                      ===============                        ===============

 Weighted average number of
    shares outstanding                                     3,005,809                              3,005,809
                                                      ===============                        ===============

Notes:

(a) Reflects rental revenue and certain operating expenses (as defined) of Paces Village Apartments for the year ended December 31, 1995.
       See Item 7(a).
(b) Reflects estimated annual straight-line depreciation expense based on allocation of cost and related lives as follows: Land - $1,250,000; Land improvements - $940,000, 20 years; Buildings - $8,340,000, 40 years; Equipment and other personal property - $130,000, 5 to 10 years.
(c) Reflects estimated annual straight-line amortization of various direct costs associated with execution of new and modified loan agreements.
(d) Reflects estimated annual increase in administrative costs resulting from acquisition of Paces Village Apartments.
(e) Reflects estimated annual interest expense on borrowings used to finance the acquisition of Paces Village Apartments. Assumes average 30-day LIBOR rate of approximately 6.01 percent applied to first deed of trust loan of $8.6 million with interest at 30-day LIBOR plus 1.75 percent and second deed of trust loan of $1.4 million with interest at 30-day LIBOR plus
       2.25 percent, and effective interest rate of 8.11 percent applied to $650,000 draw on existing credit facility.